Exhibit 4.22

FBG FINANCE LIMITED

301 CERTIFICATE

The undersigned, Peter Scott, of FBG Finance Limited, an Australian corporation (the “Issuer”), and Foster’s Group Limited, an Australian corporation (the “Guarantor”), does hereby certify pursuant to Sections 102, 201 and 301 of the Indenture (the “Indenture”), dated as of June 28, 2005, among the Issuer, the Guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), that there is hereby established a series of Securities (as that term as defined in the Indenture), the terms of which shall be as follows:

1. The designation of the Securities shall be 5.875% Notes due 2035 (the “Notes”).

2. There is no limit to the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture.

3. Subject to the provisions of Section 307 of the Indenture, interest will be payable to the Person in whose name a Note (or any predecessor Note) is registered at the close of business on the Regular Record Date for such interest.

4. The principal amount of the Notes shall be payable in full on June 15, 2035, subject to and in accordance with the provisions of the Indenture and subject to clause 7 below.

5. The Notes shall bear interest at the rate of 5.875% per annum from the date hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2005, until the principal amount of the Notes has been paid or duly provided for. June 1 and December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date, shall be the “Regular Record Date” for interest payable on such Interest Payment Date.

6. The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York; provided, however, that at the option of the Issuer payment of interest on a Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register provided that such address is located outside Australia; and provided, further, that notwithstanding the foregoing, a Holder of US$10,000,000 or more in aggregate principal amount of Notes may elect to receive payments of interest on a Note (other than at Maturity) by electronic funds transfer of immediately available funds to a United States dollar account maintained by such Holder at a bank located outside Australia, provided such Holder so elects by giving written notice to a Paying Agent designating such account, no later than the June 1 or the December 1 immediately preceding the June 15 or December 15 Interest Payment Date, as the case may be. Unless such designation is revoked by the Holder, any such designation made by such Holder with respect to such Notes shall remain in effect with respect to any future payments with respect to such Notes payable to such Holder.

7. The Notes may be redeemed by the Issuer in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the Principal Amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, together with, in each case, accrued interest on the principal amount of the Notes to be redeemed to the date of redemption. In connection with such optional redemption, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer to act as the “Independent Investment Banker”.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that Redemption Date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Security obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Issuer, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

2

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption, provided, however, that if that Redemption Date is not an Interest Payment Date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Notes to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

8. The Redemption Price shall be calculated by the Independent Investment Banker and the Issuer. The Trustee and any Paying Agent for the Notes shall be entitled to rely on such calculation.

9. The Restricted Global Security and the Regulation S Global Security shall be in substantially the respective forms attached hereto as Annexes A-1 and A-2, respectively.

10. The Notes shall be defeasible as provided in Article Thirteen of the Indenture.

11. The Notes shall be entitled to the benefits of Article Fourteen of the Indenture.

12. The Notes may be issuable in whole or in part in the form of one or more Global Notes. The initial depositary for such Global Notes shall be The Depository Trust Company.

13. The Issuer may from time to time or at any time, without the consent of the Holders of the Notes, issue additional notes with terms and conditions identical to those of the Notes, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

3

The undersigned Peter Scott, Authorized Officer of the Issuer and the Guarantor, hereby further certifies that:

1. I have read the conditions of Sections 102, 201, 301, 303 and 1402 of the Indenture and the definitions relating thereto.

2. I have examined the Indenture, the attached specimen forms of Notes attached hereto as Annexes A-1 and A-2 and the resolutions relating thereto adopted by the Board of Directors of the Issuer and the Board of Directors of the Guarantor or a committee thereof.

3. In my opinion, I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not the conditions of Sections 102, 201, 301, 303 and 1402 of the Indenture relating to the issuance of the Notes and the notation of the Guarantee have been complied with.

4. In my opinion, the conditions of Sections 102, 201, 301, 303 and 1402 of the Indenture relating to the issuance of the Notes and the notation of the Guarantee have been complied with.

All terms used herein and not defined shall have the meanings set forth in the Indenture.

Dated: June 28, 2005

4

IN WITNESS WHEREOF, the undersigned has signed this certificate.

FBG FINANCE LIMITED	FOSTER’S GROUP LIMITED

/s/ Peter Scott	/s/ Peter Scott
Name: Peter Scott	Name: Peter Scott
Title: Authorized Officer	Title: Authorized Officer

301 Certificate for Notes due 2035

Annex A-1

Form of 144A Global Note

Restricted Global Security

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF FBG FINANCE LIMITED (THE “COMPANY”) AND FOSTER’S GROUP LIMITED (THE “GUARANTOR”) THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) OF THIS CLAUSE, “SAFE HARBOR RESALES”), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF

A-1-1

THE COMPANY AND THE GUARANTOR THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

A-1-2

FBG FINANCE LIMITED

[TITLE OF SECURITY]

CUSIP: [ ]
ISIN: [ ]
No. [ ]	INITIAL PRINCIPAL AMOUNT: US$ [ ]

FBG FINANCE LIMITED, an Australian corporation (herein called the “Company”, which term includes any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal $[         ] in the aggregate, provided, however, that the Company may from time to time or at any time, without the consent of the Holders of the Securities, issue additional notes with terms and conditions identical to those of the Securities, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on [             ], and to pay interest thereon from [             ] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [             ] and [             ] in each year, commencing [                     ], 2005, at the rate of [     ]% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [             ] or [             ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the Principal Amount of (and premium, if any) and interest on this Security will be made at the office or agency of the Company outside of Australia maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register so long as such address is outside Australia; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities,

A-1-3

by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank outside Australia, provided such registered holder so elects by giving written notice to a Paying Agent designating such account, no later than the [             ] or the [             ] immediately preceding the [             ] or [             ] Interest Payment Date, as the case may be. Unless such designation is revoked, any such designation made by such Holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such Holder.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by a Director or Authorized Officer.

Dated: June     , 2005

FBG FINANCE LIMITED

By:
Name: Peter Scott
Title: Authorized Officer

A-1-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS
As Trustee

By:
Authorized Officer

A-1-6

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June [    ], 2005 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

This Security is an unsecured obligation of the Company and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Company.

This Security may be redeemed by the Company in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the Principal Amount of the Security to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [    ] basis points, together with, in each case, accrued interest on the principal amount of the Security to be redeemed to the date of redemption. In connection with such optional redemption, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Security.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker”.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that Redemption Date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and

A-1-7

lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Security obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption, provided, however, that, if that Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder of the Security to be redeemed. On and after any Redemption Date, interest will cease to accrue on this Security or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Security to be redeemed on such date. If less than all the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

The Redemption Price shall be calculated by the Independent Investment Banker and the Company. The Trustee and any Paying Agent for the Security shall be entitled to rely on such calculation.

In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Company or the Guarantor, as the case may be, on the terms set forth, and as more fully described, in the Indenture, in certain circumstances where the Company or the Guarantor, as the case may be, would be required to pay Additional Amounts in respect hereof as a result of a change or amendment of any law, regulation or published tax ruling of Australia or of the applicable jurisdiction of any Successor Person pursuant to Article Eight of the Indenture, or any political subdivision or taxing authority thereof or therein, affecting taxation, or change in the official administration, interpretation or application thereof, in each case occurring after the

A-1-8

issue date hereof or which change in such official administration, interpretation or application shall not have been available to the public prior to the issue date hereof, which change shall require the Company or the Guarantor to pay Additional Amounts.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to, any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture (including the Guarantee) or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in Principal Amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the

A-1-9

Holders of a majority in Principal Amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of Principal Amount or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the Principal Amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate Principal Amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Guarantor, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS SECURITY AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF; PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING THE AUTHORIZATION AND EXECUTION OF THE INDENTURE BY THE GUARANTOR AND ANY NOTATION BY THE GUARANTOR OF THE GUARANTEE SET FORTH BELOW OR ANY GUARANTEE ENDORSED BY THE GUARANTOR ON THIS SECURITY, AS

A-1-10

APPLICABLE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VICTORIA, AUSTRALIA.

All terms used in this Security and the notation of the Guarantee set forth below which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-1-11

Schedule A

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: US$ [        ]

Date adjustment made	Principal amount increase	Principal amount decrease	Principal amount following adjustment	Notation made on behalf of the Security Registrar

A-1-12

FOSTER’S GROUP LIMITED (A.B.N. 49 007 620 886), an Australian corporation (herein called the “Guarantor”, which term includes any Successor Person under the Indenture (the “Indenture”) referred to in the Security on which this notation is endorsed), has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.

All payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or the jurisdiction of organization of the Successor Guarantor or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or such other jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Guarantor will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of the Security on which this notation is endorsed of the amounts which would have been payable in respect of the Guarantee thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 1007 of the Indenture.

Subject to certain limitations in the Indenture, at any time when the Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Guarantor will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933 (the “Securities Act”). “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

This Guarantee is an unsecured obligation of the Guarantor and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Guarantor.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

A-1-13

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

FOSTER’S GROUP LIMITED

By:
Name: Peter Scott
Title: Authorized Officer

A-1-14

Annex A-2

Form of Regulation S Global Note

Regulation S Global Security

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THE FOREGOING SHALL NOT APPLY FOLLOWING THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (I) THE DATE ON WHICH THIS SECURITY WAS FIRST OFFERED AND (II) THE DATE OF ISSUANCE OF THIS SECURITY.

A-2-1

FBG FINANCE LIMITED

[TITLE OF SECURITY]

CUSIP: [ ]
ISIN: [ ]
No. [ ]	INITIAL PRINCIPAL AMOUNT: US$ [ ]

FBG FINANCE LIMITED, an Australian corporation (herein called the “Company”, which term includes any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal $[            ] in the aggregate, provided, however, that the Company may from time to time or at any time, without the consent of the Holders of the Securities, issue additional notes with terms and conditions identical to those of the Securities, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on [            ], and to pay interest thereon from [            ] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [            ] and [            ] in each year, commencing [            ], 2005, at the rate of [            ]% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [            ] or [            ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the Principal Amount of (and premium, if any) and interest on this Security will be made at the office or agency of the Company outside of Australia maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register so long as such address is outside Australia; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities,

A-2-2

by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank outside Australia, provided such registered holder so elects by giving written notice to a Paying Agent designating such account, no later than the [            ] or the [            ] immediately preceding the [    ] or [    ] Interest Payment Date, as the case may be. Unless such designation is revoked, any such designation made by such Holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such Holder.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by a Director or Authorized Officer.

Dated:    June    , 2005

FBG FINANCE LIMITED

By:
Name: Peter Scott
Title: Authorized Officer

A-2-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS
As Trustee

By:
Authorized Officer

A-2-5

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June [    ], 2005 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

This Security is an unsecured obligation of the Company and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Company.

This Security may be redeemed by the Company in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the Principal Amount of the Security to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [            ] basis points, together with, in each case, accrued interest on the principal amount of the Security to be redeemed to the date of redemption. In connection with such optional redemption, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Security.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker”.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that Redemption Date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and

A-2-6

lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Security obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption, provided, however, that, if that Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder of the Security to be redeemed. On and after any Redemption Date, interest will cease to accrue on this Security or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Security to be redeemed on such date. If less than all the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

The Redemption Price shall be calculated by the Independent Investment Banker and the Company. The Trustee and any Paying Agent for the Security shall be entitled to rely on such calculation.

In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Company or the Guarantor, as the case may be, on the terms set forth, and as more fully described, in the Indenture, in certain circumstances where the Company or the Guarantor, as the case may be, would be required to pay Additional Amounts in respect hereof as a result of a change or amendment of any law, regulation or published tax ruling of Australia or of the applicable jurisdiction of any Successor Person pursuant to Article Eight of the Indenture, or any political subdivision or taxing authority thereof or therein, affecting taxation, or change in the official administration, interpretation or application thereof, in each case occurring after the

A-2-7

issue date hereof or which change in such official administration, interpretation or application shall not have been available to the public prior to the issue date hereof, which change shall require the Company or the Guarantor to pay Additional Amounts.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the indenture.

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to, any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture (including the Guarantee) or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in Principal Amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the

A-2-8

Holders of a majority in Principal Amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of Principal Amount or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the Principal Amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate Principal Amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Guarantor, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS SECURITY AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF; PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING THE AUTHORIZATION AND EXECUTION OF THE INDENTURE BY THE GUARANTOR AND ANY NOTATION BY THE GUARANTOR OF THE GUARANTEE SET FORTH BELOW OR ANY GUARANTEE ENDORSED BY THE GUARANTOR ON THIS SECURITY, AS

A-2-9

APPLICABLE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VICTORIA, AUSTRALIA.

All terms used in this Security and the notation of the Guarantee set forth below which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-2-10

Schedule A

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: US$ [            ]

Date adjustment made	Principal amount increase	Principal amount decrease	Principal amount following adjustment	Notation made on behalf of the Security Registrar

A-2-11

FOSTER’S GROUP LIMITED (A.B.N. 49 007 620 886), an Australian corporation (herein called the “Guarantor”, which term includes any Successor Person under the Indenture (the “Indenture”) referred to in the Security on which this notation is endorsed), has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.

All payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or the jurisdiction of organization of the Successor Guarantor or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or such other jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Guarantor will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of the Security on which this notation is endorsed of the amounts which would have been payable in respect of the Guarantee thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 1007 of the Indenture.

Subject to certain limitations in the Indenture, at any time when the Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Guarantor will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933 (the “Securities Act”). “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

This Guarantee is an unsecured obligation of the Guarantor and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Guarantor.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

A-2-12

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

FOSTER’S GROUP LIMITED

By:
Name: Peter Scott
Title: Authorized Officer

A-2-13